Exhibit 99.1

5E ADVANCED MATERIALS PROVIDES SHAREHOLDER UPDATE FOR THE QUARTER AND YEAR ENDED JUNE 30, 2024

Company to host call this evening to provide updates on small-scale facility production and operations, as well as capital and commercial strategy

HESPERIA, CA., September 4, 2024 (GLOBE NEWSWIRE) – 5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) (“5E” or the “Company”), a boron and lithium company with U.S. government Critical Infrastructure designation for its 5E Boron Americas (Fort Cady) Complex, today provided a shareholder update and review of the period ended June 30, 2024.

HIGHLIGHTS

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The Small-Scale Boron Facility has been producing boric acid, gathering data to further optimize the production process, and refining production efficiency, quality, and economics
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The Company’s recent capital raise provides 5E with the runway to complete FEL-2 engineering, upgrade the current technical report to a Pre-Feasibility Study (PFS), continue ongoing operation and process optimization of the small-scale facility, facilitate commercial agreements, and progress various government funding initiatives
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5E is executing on optimization work to drive a cost-effective production rate, while evaluating other opportunities to reduce operating costs and expenditures, including chilled crystallization methods and horizontal drilling techniques
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5E has assessed various operational processes to maximize the grade of boric acid produced; the Company is evaluating an alternative commercial design packages relating to byproducts production that carry significant potential value and upside to the project’s economics
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Dialogue with prospective offtake partners has advanced, with existing discussions focused on product specifications and production volumes, with new inquiries continuing to be fielded

“Fiscal 2024 was a pivotal year for 5E as our team made significant progress towards production of boric acid at commercial scale, while advancing our production capabilities, as well as ongoing discussions with government and commercial partners,” said Paul Weibel, Chief Executive Officer of 5E Advanced Materials. “Following our recent capital raise, we will remain diligent as an organization with a keen focus on further operational and cost optimization as we advance our the first phase of our commercial engineering program, which we expect to conclude near year-end. Our successful initial production at our small-scale facility has helped progress our discussions with potential customers and commercial partners, which will position 5E to continue its pursuit of various government funding and project finance initiatives. We are proud to say that in 2024 we became the first new domestic producer of boron in the United States, and as we move forward into fiscal 2025, we remain dedicated to executing our vision of becoming a global leader and supplier of boric acid and boron specialty materials.”

Corporate Strategy Update

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5E has commissioned its small-scale facility, achieved first production and has begun shipping product to prospective customers
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The recent capital raise resulted in $10 million of additional capital, including $4 million of common equity from a new U.S.-based investor, to advance project goals and facilitate project optimization
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Byproduct opportunities are being evaluated by weighing process technologies and partnerships that maximize economics

5E Boron Americas Complex - Production Update

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Head grades of 5.5% to 6% boric acid in solution (10,000 ppm of boron in sample)

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Producing one short ton per day on specification, a production rate to optimize cost and produce for customer qualification
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Further optimization of wellfield and processing operations underway, with byproduct optionality creating opportunity for significant value

Commercial Update

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Customer qualification program underway since late June when first samples were delivered to prospective customers with positive initial feedback
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Recent new inquiries have continued, with potential customers in the consumer electronics, fiber optics, pharmaceutical glass, energy transition and military-defense industries focused on procurement of this critical mineral
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Communications with customers inform the Company’s work to improve processes, benefiting product quality and quantity at the small-scale facility

Government Affairs Update

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5E maintains contact with U.S. representatives, helping convey the important of boron to a myriad of U.S. industries
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Received acceptance into a federal program called Cornerstone which administers Defense Production Act investments
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Continually monitoring submitted applications for funding, including Department of Defense and Department of Energy funding applications, with some winners of these applications expected to be announced this fall
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5E continues to seek and apply for federal funding, with short- and long-term financing opportunities viewed as coveted

Conference Call Information

Interested parties can access the live webcast of the conference call at 5:00pm EST today on the Company’s website at https://investors.5eadvancedmaterials.com/events-presentations, or for participants that prefer to dial in by phone, dial in using toll-free number 888-506-0062 with Participant Access Code 516663. International call participants are instructed to use toll-free number 973-528-0011. Please log in or dial in at least 10 minutes prior to the start time to ensure a connection. An archived version of the webcast will be accessible for 1 year following the call at https://investors.5eadvancedmaterials.com/ in the Investor Relations – Events and Presentations section of the website.

About 5E Advanced Materials, Inc.

5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) is focused on becoming a vertically integrated global leader and supplier of boron specialty and advanced materials, complemented by lithium co-product production. The Company’s mission is to become a supplier of these critical materials to industries addressing global decarbonization, food and domestic security. Boron and lithium products will target applications in the fields of electric transportation, clean energy infrastructure, such as solar and wind power, fertilizers, and domestic security. The business strategy and objectives are to develop capabilities ranging from upstream extraction and product sales of boric acid, lithium carbonate and potentially other co-products, to downstream boron advanced material processing and development. The business is based on our large domestic boron and lithium resource, which is located in Southern California and designated as Critical Infrastructure by the Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency.

Forward Looking Statements and Disclosures

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this press release regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in this press release, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; our ability to successfully implement the out of court restructuring transaction and raise the maximum funding contemplated thereby; the implementation of and expected benefits from certain reduced spending measures, and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this press release may be subject to additional risks. No representation or warranty (express or implied) is made as to, and no reliance should be place on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this press release.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K filed on August 30, 2023. Additional risks are also disclosed by 5E in its filings with the U.S. Securities and Exchange Commission throughout the year, including its Form 10-K, Form 10-Qs and Form 8-Ks, as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, 5E undertakes no obligation to comment on third party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

For further information contact:

Nathan Skown or Joseph Caminiti Alpha IR Group FEAM@alpha-ir.com Ph: +1 (312) 445-2870	J.T. Starzecki Chief Strategy Officer jstarzecki@5eadvancedmaterials.com Ph: +1 (612) 719-5076